UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

10

Aberdeen Latin America Equity Fund, Inc.

Semi-Annual Report

June 30, 2010

Invests primarily in securities in Latin America.

Letter to Shareholders (unaudited)

August 13, 2010

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the "Fund") for the six-month period ended June 30, 2010. The Fund's principal investment objective is to seek long-term capital appreciation by investing primarily in Latin America equity securities.

For the period ended June 30, 2010, the total return to shareholders based on the net asset value (NAV) of the Fund was 6.1% versus a return of 10.5% for the Fund's benchmark, the MSCI EM Latin America Index. Based on market price, the Fund's return was 4.9% during the period, assuming reinvestment of dividends and distributions.

Share Price Performance

The Fund's market price per share decreased 4.9% over the six months, from $39.42 on December 31, 2009 to $37.47 on June 30, 2010. The Fund's market price on June 30, 2010 represented a discount of 8.1% to the NAV per share of $40.77 on that date, compared with a discount of 9.2% to the NAV per share of $43.41 on December 31, 2009. As of August 13, 2010, the market price was $40.99, representing a discount of 7.7% to the NAV per share of $44.39.

Change in Legal Entity Name

On March 29, 2010, the Board of Directors of the Fund approved a name change for the Fund in order to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objectives and NYSE Amex ticker symbol, LAQ, remains unchanged.

Market Review

Despite an encouraging start to the year, Latin American equities are down over 10% year-to-date, as declining commodity prices, coupled with harsh austerity measures in Europe and the ongoing debt crisis, raised fears of a double-dip recession. Global events such as policy tightening in China and Spain's credit rating downgrade also hurt sentiment, all of which led to heightened risk aversion, although Beijing's pledge to reintroduce exchange rate flexibility provided some respite.

Economic data generally continued to improve during the second quarter of 2010. The rise in the Brazillian first-quarter gross domestic profit, thanks to higher exports and improved consumer demand, underscored recovery across the region. Notably, manufacturing activity gathered pace in Brazil and Argentina, although industrial output shrank in Chile owing to the effects of the massive earthquake. Unemployment in Brazil also eased.

Inflation accelerated in Brazil and Chile. In turn, Brazil became the first in the region to increase borrowing costs, followed by Chile, whereas the rest of their peers held interest rates steady. Brazilian policymakers also considered the possibility of further tax cuts and lower import tariffs to cool consumer prices. Separately, the country's credit rating outlook was upgraded to positive from stable. Mexico sold US$1 billion worth of bonds in its third global offering this year.

Outlook

In the West, deteriorating leading indicators have intensified fears of a relapse into recession. While some policymakers favor extending stimulus, economic overheating is making the need to curb inflation an issue and there are calls for fiscal discipline and belt tightening to reduce budget deficits. The latter course of action, however, increases the chance of derailing the fragile global recovery. We believe market volatility is likely to remain high. In light of these headwinds, we remain focused on the long-term attributes of Latin American economies, namely, their robust finances, sound businesses and fast growing middle class, rather than the short-term pressures, and will look to buy when opportunities present themselves.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction. To request a brochure containing more information on the Plan, together with an enrollment form, please contact Computershare Trust Company, N.A. ("Computershare"), the Plan Agent, toll free at 1-800-647-0584 (international 1-781-575-3100).

In addition, as part of a broad effort to enhance available services to shareholders, we are please to announce the availability of a new Dividend Reinvestment and Direct Stock Purchase Plan (the "New Plan") that will be sponsored and administered by Computershare. Effective September 24, 2010, the existing Plan will terminate and participants in the Plan will automatically be enrolled in the New Plan. Shareholders will receive a separate mailing containing additional information about the enhanced features of the New Plan, including the related terms and conditions.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  Emailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.aberdeenlaq.com.

Aberdeen Latin America Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will be able to review performance, download literature and sign up for email services. The site houses most topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports.

Yours sincerely,

Christian Pittard
President

Aberdeen Latin America Equity Fund, Inc.

Portfolio Summary

April 30, 2010 (unaudited)

Top 10 Holdings, by Issuer

June 30, 2010 (unaudited)

Holding	Sector		Country	Percent of Net Assets
1.	Petroleo Brasileiro S.A.	Oil, Gas & Consumable Fuels	Brazil	8.5%
2.	Vale S.A.	Metals & Mining	Brazil	8.2%
3.	Banco Bradesco S.A.	Commercial Banks	Brazil	8.0%
4.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	6.2%
5.	Lojas Renner S.A.	Multiline Retail	Brazil	4.5%
6.	Multiplan Empreendimentos Imobiliarios S.A.	Real Estate Management & Development	Brazil	4.1%
7.	Grupo Financiero Banorte S.A.B. de C.V.	Commercial Banks	Mexico	4.0%
8.	Ultrapar Participacoes S.A.	Oil, Gas & Consumable Fuels	Brazil	3.8%
9.	Natura Cosmeticos S.A.	Personal Products	Brazil	3.6%
10.	Fomento Economico Mexicano, S.A. de C.V.	Beverages	Mexico	3.5%

Average Annual Returns

June 30, 2010 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	34.55%	2.37%	22.11%	15.66%
Market Price	36.44%	4.20%	23.71%	18.16%

Aberdeen Asset Management Investment Services Limited may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market price is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.24%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.23%.

Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments

June 30, 2010 (unaudited)

No. of Shares	Description	Value
EQUITY OR EQUITY-LINKED SECURITIES—99.5%
ARGENTINA—3.3%
ENERGY EQUIPMENT & SERVICES—3.3%
237,000	Tenaris S.A., ADR	$8,202,570
BRAZIL—65.4%
AEROSPACE & DEFENSE—1.1%
505,000	Empresa Brasileira de Aeronautica S.A.	2,599,945
COMMERCIAL BANKS—10.8%
1,034,000	Banco Bradesco S.A.	13,354,519
426,910	Banco Bradesco S.A., PN	6,657,664
87,302	Banco Itaú Holding Financeira S.A., PN	1,574,100
290,286	Itau Unibanco Holding S.A., ADR	5,228,051
		26,814,334
COMMERCIAL SERVICES & SUPPLIES—1.4%
432,000	American Banknote S.A.	3,571,040
DIVERSIFIED FINANCIAL SERVICES—1.3%
515,563	BM&F Bovespa S.A.	3,317,909
FOOD PRODUCTS—1.7%
321,368	BRF-Brasil Foods S.A.	4,225,477
HEALTH CARE PROVIDERS & SERVICES—1.8%
131,000	Odontoprev S.A.	4,571,373
INSURANCE—1.1%
326,000	Amil Participações S.A.	2,649,598
IT SERVICES—1.8%
528,000	Cielo S.A.	4,452,483
MACHINERY—1.0%
251,844	Weg S.A.	2,333,312
MEDIA—1.8%
212,000	Saraiva S.A. Livreiros Editores, PN	4,387,018
METALS & MINING—10.9%
180,800	Bradespar S.A., PN	3,289,005
136,000	Usinas Siderúrgicas de Minas Gerais S.A.	3,576,366
968,000	Vale S.A., ADR	20,347,360
		27,212,731
MULTILINE RETAIL—4.5%
414,000	Lojas Renner S.A.	11,254,369
OIL, GAS & CONSUMABLE FUELS—12.3%
709,433	Petroleo Brasileiro S.A., ADR	21,141,103
200,000	Ultrapar Participacoes S.A., ADR	9,458,000
		30,599,103
PERSONAL PRODUCTS—3.6%
405,000	Natura Cosmeticos S.A.	8,987,517
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.1%
558,097	Multiplan Empreendimentos Imobiliarios S.A.	10,220,684
ROAD & RAIL—1.6%
345,000	Localiza Rent a Car S.A.	4,009,847

Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (continued)

June 30, 2010 (unaudited)

No. of Shares	Description	Value
EQUITY OR EQUITY-LINKED SECURITIES (continued)
BRAZIL (continued)
SOFTWARE—1.1%
38,000	Totvs S.A.	$2,823,911
TOBACCO—2.0%
134,000	Souza Cruz S.A.	5,055,201
TRANSPORTATION INFRASTRUCTURE—1.5%
302,000	Wilson Sons Ltd.	3,602,219
	Total Brazil (cost $122,018,878)	162,688,071
CHILE—6.4%
AIRLINES—0.2%
23,143	Lan Airlines S.A.	430,803
BEVERAGES—0.4%
540,000	Viña Concha y Toro S.A.	1,118,533
CHEMICALS—0.2%
18,800	Sociedad Química y Minera de Chile S.A., PNB	613,286
COMMERCIAL BANKS—0.7%
25,113,969	Banco Santander Chile	1,622,932
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
38,693	Empresa Nacional de Telecomunicaciones S.A.	519,014
ELECTRIC UTILITIES—0.6%
3,780,000	Enersis S.A.	1,493,650
FOOD & STAPLES RETAILING—0.6%
321,000	Cencosud S.A.	1,446,975
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.2%
4,152,645	Colbun S.A.	1,072,359
1,249,910	Empresa Nacional de Electricidad S.A.	1,911,533
		2,983,892
INDUSTRIAL CONGLOMERATES—0.8%
18,518	Antarchile S.A.	344,710
98,000	Empresas COPEC S.A.	1,537,560
		1,882,270
MULTILINE RETAIL—0.2%
77,000	S.A.C.I. Falabella S.A.	499,562
PAPER & FOREST PRODUCTS—0.5%
29,857	Empresas CMPC S.A.	1,302,276
WATER UTILITIES—0.8%
84,144	Inversiones Aguas Metropolitanas S.A., ADR(a)	2,079,383
	Total Chile (cost $8,231,816)	15,992,576
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,503,967 (f)	JPMorgan Latin America Capital Partners L.P.(b)(c)(d)(e)	320,658
MEXICO—24.2%
BEVERAGES—3.5%
201,402	Fomento Economico Mexicano S.A.B. de C.V., ADR	8,690,496

Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2010 (unaudited)

No. of Shares	Description	Value
EQUITY OR EQUITY-LINKED SECURITIES (continued)
MEXICO (continued)
COMMERCIAL BANKS—4.0%
2,647,000	Grupo Financiero Banorte S.A.B. de C.V.	$10,066,670
FOOD & STAPLES RETAILING—3.9%
1,760,000	Organización Soriana S.A.B. de C.V.(b)	4,562,416
2,278,000	Wal-Mart de México S.A.B. de C.V., Series V	5,065,405
		9,627,821
HOUSEHOLD DURABLES—1.4%
1,799,741	Urbi Desarrollos Urbanos S.A.B. de C.V.(b)	3,352,410
HOUSEHOLD PRODUCTS—2.4%
1,021,000	Kimberly-Clark de Mexico S.A.B. de C.V.	5,951,950
TRANSPORTATION INFRASTRUCTURE—2.8%
291,000	Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	3,681,150
74,134	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	3,376,062
		7,057,212
WIRELESS TELECOMMUNICATION SERVICES—6.2%
6,503,655	América Móvil S.A.B. de C.V., Series L	15,445,954
	Total Mexico (cost $48,174,858)	60,192,513
GLOBAL—0.1%
VENTURE CAPITAL—0.1%
2,237,292 (f)	Emerging Markets Ventures I, L.P.(b)(c)(d)(e)	234,424
	Total Equity or Equity-Linked Securities (cost $189,583,169)	247,630,812
SHORT-TERM INVESTMENTS—0.3%
Chilean Mutual Fund—0.1%
56,417	Fondo Mutuo Security Plus	196,542
Principal Amount (000)
GRAND CAYMAN—0.2%
$664	Wells Fargo, overnight deposit, 0.03%, 07/01/10 (cost $664,000)	664,000
	Total Short-Term Investments (cost $853,235)	860,542
	Total Investments—99.8% (cost $190,436,404)	248,491,354
	Cash and Other Assets in Excess of Liabilities—0.2%	486,851
	Net Assets—100.0%	$248,978,205

(a)  SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

(b)  Non-income producing security.

(c)  Restricted security, not readily marketable. (See Notes 7).

(d)  Security was fair valued as of June 30, 2010. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Note 1 & 7).

(e)  As of June 30, 2010, the aggregate amount of open commitments for the Fund is $812,869. (See Note 7).

(f)  Represents contributed capital.

ADR  American Depositary Receipts.

PN  Preferred Shares.

PNB  Preferred Shares, Class B.

Aberdeen Latin America Equity Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2010 (unaudited)

Assets
Investments, at value (Cost $190,436,404)	$248,491,354
Cash (including $713,435 of foreign currencies with a cost of $713,122)	713,713
Receivable for investments sold	1,378,451
Dividends receivable	430,989
Prepaid expenses	70,865
Receivable due from Adviser	7,010
Total assets	251,092,382
Liabilities
Payable for investments purchased	1,221,407
Investment advisory fees payable (Note 2)	530,444
Administration fees payable (Note 2)	63,183
Chilean repatriation taxes (Note 1)	116,301
Accrued expenses and other liabilities	182,842
Total liabilities	2,114,177
Net Assets	$248,978,205
Net Assets consist of
Capital stock, $0.001 par value (Note 3)	$6,107
Paid-in capital	134,762,749
Accumulated net investment loss	(999,767)
Accumulated net realized gain on investments and foreign currency related transactions	57,154,260
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	58,054,856
Net Assets applicable to shares outstanding	$248,978,205
Net asset value per share, based on 6,106,633 shares issued and outstanding	$40.77

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2010 (unaudited)

Investment Income
Income:
Dividends and other income	$3,206,154
Less: Foreign taxes withheld	(160,149)
Total investment income	3,046,005
Expenses:
Investment advisory fees (Note 2)	1,054,025
Custodian's fees and expenses	132,628
Administration fees (Note 2)	128,170
Directors' fees and expenses	60,086
Legal fees and expenses	56,554
Independent auditor's fees and expenses	33,580
Insurance expense	28,488
Reports to shareholders and proxy solicitation	20,841
Transfer agent's fees and expenses	11,613
Investor relations program fees and expenses	11,612
Miscellaneous	38,968
Chilean taxes (Note 1)	16,089
Total expenses	1,592,654
Less: Fee waivers (Note 2)	(7,010)
Net expenses	1,585,644
Net investment income	1,460,361
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) on:
Investment transactions	995,610
Foreign currency transactions	(279,760)
Net change in unrealized depreciation on investments and foreign currency translation	(18,298,644)
Net realized and unrealized loss on investments and foreign currency transactions	(17,582,794)
Net decrease in net assets resulting from operations	$(16,122,433)

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (unaudited)	For the Year Ended December 31, 2009
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,460,361	$3,588,614
Net realized gain on investments and foreign currency transactions	715,850	56,411,411
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(18,298,644)	82,073,325
Net increase/(decrease) in net assets resulting from operations	(16,122,433)	142,073,350
Dividends and distributions to shareholders from:
Net investment income	–	(6,134,774)
Capital share transactions:
Cost of 0 and 69,312 shares purchased under the share repurchase program (Note 8)	–	(2,153,560)
Issuance of 0 and 523 shares through the directors compensation plan (Note 2)	–	17,620
Total capital share transactions	–	(2,135,940)
Total increase/(decrease) in net assets resulting from operations	(16,122,433)	133,802,636
Net Assets
Beginning of period	265,100,638	131,298,002
End of period*	$248,978,205	$265,100,638

*  Includes accumulated net investment loss of $(999,767) and $(2,460,128), respectively.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2010		For the Fiscal Years Ended December 31,
	(unaudited)		2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$43.41		$21.26	$53.19	$46.23	$35.25	$24.39
Net investment income	0.24	(a)	0.58 (a)	0.55 (a)	0.71 (a)	0.63	0.61
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(2.88)		22.54	(28.97)	18.79	15.78	11.03
Net increase/(decrease) in net assets resulting from operations	(2.64)		23.12	(28.42)	19.50	16.41	11.64
Dividends and distributions to shareholders:
Net investment income	–		(1.00)	(0.45)	(0.76)	(0.56)	(0.50)
Net realized gain on investments and foreign currency related transactions	–		–	(3.15)	(11.79)	(4.87)	(0.28)
Total dividends and distributions to shareholders	–		(1.00)	(3.60)	(12.55)	(5.43)	(0.78)
Anti-dilutive impact due to capital shares tendered or repurchased	–		0.03	0.09	0.01	–	–
Net asset value, end of period	$40.77		$43.41	$21.26	$53.19	$46.23	$35.25
Market value, end of period	$37.47		$39.42	$18.29	$47.31	$43.43	$30.46
Total Investment Return(b)	(4.95%)		120.93%	(54.99%)	42.45%	61.62%	44.06%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$248,978		$265,101	$131,298	$335,699	$292,286	$222,852
Ratio of expenses to average net assets(c)	1.23	%(d)	1.28%	1.19%	1.14%	1.44%	1.33%
Ratio of expenses to average net assets, excluding fee waivers	1.24	%(d)	1.28%	1.20%	1.14%	1.45%	1.33%
Ratio of expenses to average net assets, excluding taxes	1.22	%(d)	1.21%	1.18%	1.11%	1.19%	1.26%
Ratio of net investment income to average net assets	1.13	%(d)	1.84%	1.24%	1.28%	1.49%	2.13%
Portfolio turnover rate	7.11%		75.70%	16.55%	26.33%	46.05%	75.60%

(a)  Based on average shares outstanding.

(b)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(c)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of Chilean taxes.

(d)  Annualized.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements

June 30, 2010 (unaudited)

Aberdeen Latin America Equity Fund, Inc. (the "Fund"), formerly The Latin America Equity Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

On March 29, 2010, the Board of Directors of the Fund (the "Board") approved a name change for the Fund in order to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objective and NYSE Amex ticker symbol, LAQ, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of "Valuation Time." Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a "subsequent event"). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund's Pricing Committee. When the fair value prices are utilized, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets.

The Fund values restricted securities at fair value. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's

Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:
Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 06/30/2010
Aerospace & Defense	$2,599,945	$–	$–	$2,599,945
Airlines	430,803	–	–	430,803
Beverages	9,809,029	–	–	9,809,029
Chemicals	613,286	–	–	613,286
Chilean Mutual Fund	196,542	–	–	196,542
Commercial Banks	38,503,936	–	–	38,503,936
Commercial Services & Supplies	3,571,0400	–	–	3,571,040
Diversified Financial Services	3,317,909	–	–	3,317,909
Diversified Telecommunication Services	519,014	–	–	519,014
Electric Utilities	1,493,650	–	–	1,493,650
Energy Equipment & Services	8,202,570	–	–	8,202,570
Food & Staples Retailing	11,074,796	–	–	11,074,796
Food Products	4,225,477	–	–	4,225,477
Health Care Providers & Services	4,571,373	–	–	4,571,373
Household Durables	3,352,410	–	–	3,352,410
Household Products	5,951,950	–	–	5,951,950
Independent Power Producers & Energy Traders	2,983,892	–	–	2,983,892
Industrial Conglomerates	1,882,270	–	–	1,882,270
Insurance	2,649,598	–	–	2,649,598
IT Services	4,452,483	–	–	4,452,483
Machinery	2,333,312	–	–	2,333,312
Media	4,387,018	–	–	4,387,018
Metals & Mining	27,212,731	–	–	27,212,731
Multiline Retail	11,753,931	–	–	11,753,931
Oil, Gas & Consumable Fuels	30,599,103	–	–	30,599,103
Paper & Forest Products	1,302,276	–	–	1,302,276
Personal Products	8,987,517	–	–	8,987,517
Real Estate Management & Development	10,220,684	–	–	10,220,684
Road & Rail	4,009,847	–	–	4,009,847
Software	2,823,911	–	–	2,823,911
Tobacco	5,055,201	–	–	5,055,201
Transportation Infrastructure	10,659,431	–	–	10,659,431
Venture Capital	–	–	555,082	555,082
Water Utilities	2,079,383	–	–	2,079,383
Wireless Telecommunication Services	15,445,954	–	–	15,445,954
Short-Term Investments	–	664,000	–	664,000
Total	$247,272,272	$664,000	$555,082	$248,491,354

*  At June 30, 2010, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2009	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases (sales)	Net transfers in and/or out of Level 3	Balance as of 06/30/2010
Venture Capital	$569,141	$–	$–	$(14,059)	$–	$–	$555,082
Total	$569,141	$–	$–	$(14,059)	$–	$–	$555,082

Change in unrealized appreciation/depreciation relating to investments included in the statement of operations attributable to level 3 investments still held at June 30, 2010 is $(14,059). For the six months ended June 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., ("BBH & Co.") the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Investment Transactions and Investment Income:

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

(d) Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

Brazil imposes a Foreign Exchange Transactions tax levied on inflows of foreign capital invested in the Brazilian stock market. The tax rate is 2.00%. For the six months ended June 30, 2010, the Fund incurred $218,399 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2010, the Fund paid $16,089 of such expense.

The Fund is subject to the provisions of ASC 740 Income Taxes ("ASC 740"). Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal tax returns for the prior four fiscal years are subject to review by the Internal Revenue Service.

(e) Foreign Currency Translations:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

(II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

(f) Distributions of Income and Gains:

The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

(h) Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." This adds new requirements for disclosures into and out of Levels I and II fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level III fair-valued measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level III reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009.

2. Agreements

Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as the Fund's investment adviser, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAMISL has agreed to waive a portion of its advisory fee. For the six months ended June 30, 2010, AAMISL earned $1,054,025 for advisory services, of which AAMISL waived $7,010.

Celfin Capital Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee from AAMISL's fee, calculated weekly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2010, Celfin earned $116,256 for sub-advisory services.

For the six months ended June 30, 2010, Celfin did not receive any brokerage commissions from portfolio transactions executed on behalf of the Fund.

BBH & Co., is the U.S. Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the "Funds"). The Funds pay BBH monthly, at an annual rate of .06% of the Funds aggregate assets up to $500 million and .0525% for the next $500 million and .0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended June 30, 2010, BBH & Co. earned $74,010 from the Fund for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $78,000 at June 30, 2010) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the six months ended June 30, 2010, the administration fees and accounting fees amounted to $50,239 and $3,921 respectively.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2009, 523 shares were issued and an additional 450 shares were purchased pursuant to the Director's compensation plan. For the six months ended June 30, 2010, no shares were issued or purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Effective March 1, 2010, the Board approved an Investor Relations Services Agreement. Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. ("AAMI") provides investor relations services to the Fund and certain other Funds. The Fund incurred fees of approximately $11,612 as of June 30, 2010.

Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2010 there were 6,106,633 shares issued and outstanding.

4. Investment in Securities

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term investments, were $18,264,722 and $20,441,854, respectively.

5. Credit Facility

On November 13, 2009, the Fund entered into a credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving credit facility with Brown Brothers Harriman & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2010, the Fund had no borrowings under the Credit Facility.

6. Tax Cost of Investments

At June 30, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $190,436,404, $68,572,391, $(10,517,441) and $58,054,950, respectively.

7. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 06/30/10	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	$860,564	$234,424	0.09	$2,451,066	$262,708
J.P. Morgan Latin America Capital Partners, L.P.	04/10/00 – 10/20/09	917,439	320,658	0.13	2,508,571	550,161
Total		$1,778,003	$555,082	0.22	$4,959,637	$812,869

The Fund may incur certain costs in connection with the disposition of the above securities.

8. Share Repurchase Program

On November 15, 2007, the Board authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the six months ended June 30, 2010 and fiscal year ended December 31, 2009, the Fund repurchased 0 and 69,312 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 9.60% for the fiscal year ended December 31, 2009.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities dominated in currencies other than U.S. dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of

Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (concluded)

expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the Financial Statements as of June 30, 2010.

Aberdeen Latin America Equity Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders was held on April 8, 2010 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposal and number of shares voted at the meeting are as follows:

(1)  To re-elect certain directors to the Board of the Fund:

Name of Director	Votes For	Votes Withheld
Martin M. Torino	2,903,917	1,592,203

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano, Lawrence J. Fox and Steven N. Rappaport.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended December 31, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund's website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Latin America Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Aberdeen Latin America Equity Fund, Inc. c/o Computershare P.O. Box 43078 Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

In addition, as part of a broad effort to enhance available services to shareholders, we are please to announce the availability of a new Dividend Reinvestment and Direct Stock Purchase Plan (the "New Plan") that will be sponsored and administered by Computershare. Effective September 24, 2010, the existing Plan will terminate and participants in the Plan will automatically be enrolled in the New Plan. Shareholders will receive a separate mailing containing additional information about the enhanced features of the New Plan, including the related terms and conditions.

Aberdeen Latin America Equity Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Vincent McDevitt, Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Tim Sullivan, Vice President

Hugh Young, Vice President

Investment Adviser

Aberdeen Asset Management Investment Services Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator & Custodian

Celfin Capital Servicios Financieros S.A.
Apoquindo 3721, Piso 19
Santiago, Chile

Administrator and Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of June 30, 2010, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE Amex Exchange under the symbol "LAQ". Information about the Fund's net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2010, there were no changes to any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 8, 2010.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (a)(b)(c)(d)(e)
January 1, 2010 through, January 31, 2010	0	0.000	69,312	345,575
February 1, 2010 through, February 28, 2010	0	0.000	69,312	345,575

March 1, 2010 Through March 31, 2010	0	0.000	69,312	345,575
April 1, 2010 through April 30, 2010	0	0.000	69,312	345,575
May 1, 2010 through May 31, 2010	0	0.000	69,312	345,575
June 1, 2010 through June 30, 2010	0	0.000	69,312	345,575

(a) The plan was announced November 16, 2007.

(b) 10% of the Fund’s outstanding shares.

(c) There is no expiration date for the plan.

(d) Not applicable.

(e) Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Latin America Equity Fund, Inc.

Date: August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Latin America Equity Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Latin America Equity Fund, Inc.

Date: August 30, 2010

By: /s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Latin America Equity Fund, Inc.

Date: August 30, 2010